TAXES ON INCOME - Schedule of effective income tax reconciliation (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income before taxes as reported in the statements of income	$ 975.6	$ 928.3	$ 949.6
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Effect of “Technological preferred or Preferred Enterprise” status	(8.00%)	(13.00%)	(11.00%)
Others, net	(1.00%)	4.00%	2.00%
Effective tax rate	14.00%	14.00%	14.00%